Exhibit 99.2

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 06/01/02

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bohda
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 3
     ------------
                     Weekly Cash Summary                                 Page 4
     ------------
                     Accounts Receivable Rollforward                     Page 5
     ------------
                     Inventory Rollforward                               Page 6
     ------------
                     Accounts Payable Rollforward                        Page 7
     ------------
                     Officer & Director Pay                              Page 8
     ------------
                     Closed Bank Accounts                                Page 9
     ------------

and they have prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      6/12/02                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone



Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity



                                                4-Weeks Ended
                                                   06/01/2002
                                                 ------------
Cash Summary (3) (4)
------------
Beginning Cash Balance                           $    779,549

+ Total Receipts                                 $ 63,021,604
- Total Disbursements                              64,722,533
                                                 ------------
                   Net Cash Activity             $ (1,700,929)

Cash Balance before Debt                         $   (921,380)
Net Fleet Activity                                  1,832,885
                                                 ------------
                 Ending Cash Balance             $    911,505

Fleet Retail Finance Debt Activity Summary (4)
------------------------------------------
Beginning Revolver Balance                       $ 40,855,989
+/- Total Facility Activity (5)                     3,427,382
                                                 ------------
             Ending Revolver Balance             $ 44,283,371



Attached Schedules
Schedule Name                                                         Page
-------------                                                         ----
Schedule A - Weekly Cash Summary                                       4
Schedule B - Accounts Receivable Rollforward                           5
Schedule C - Inventory Rollforward                                     6
Schedule D - Accounts Payable Rollforward                              7
Schedule E - Officer and Director Pay                                  8
Schedule F - Closed Bank Accounts                                      9

(1) The Operating Report covers the period of May 5, 2002 through June 1, 2002 (end of fiscal May) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 4) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

Phar-Mor, Inc
Schedule A-Weekly Cash Summary(1)

                                                                     May Cash Activity
                                          05/11/2002      05/18/2002      05/25/2002     06/01/2002          Total
                                        -----------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                         $  7,375,895    $  6,956,408    $  6,895,195    $  6,355,089    $ 27,582,587
+ Credit/Debit Card Receipts               4,909,451       4,632,959       4,665,613       4,212,717      18,420,740
+ AR & 3rd Party Receipts                  2,347,137       4,687,611       2,716,523       4,617,244      14,368,515
+ Other Receipts (2)                         727,285         635,643         629,206         657,628       2,649,762
                                        ------------    ------------    ------------    ------------    ------------
                      Total Receipts    $ 15,359,768    $ 16,912,621    $ 14,906,537    $ 15,842,678    $ 63,021,604

- AP & Vendor Payments                  $ 13,409,035    $ 13,889,488    $ 15,742,944    $ 12,497,224    $ 55,538,691
- Non-Merchandise Payments                   740,603         633,914       1,568,420         724,979       3,667,916
- Total Payroll                            1,398,229       1,345,632       1,405,075       1,366,990       5,515,926
                                        ------------    ------------    ------------    ------------    ------------
                 Total Disbursements    $ 15,547,867    $ 15,869,034    $ 18,716,439    $ 14,589,193    $ 64,722,533

                                        ------------    ------------    ------------    ------------    ------------
Net Operating Cash Activity             $   (188,099)   $  1,043,587    $ (3,809,902)   $  1,253,485    $ (1,700,929)
                                        ------------    ------------    ------------    ------------    ------------


Pre-Debt Cash Summary
Beginning Cash Balance                  $    779,549    $    790,099    $    835,387    $    873,462    $    779,549
+/- Net Cash Activity                       (188,099)      1,043,587      (3,809,902)      1,253,485      (1,700,929)
                                        ------------    ------------    ------------    ------------    ------------
            Cash Balance before Debt    $    591,450    $  1,833,686    $ (2,974,515)   $  2,126,947    $   (921,380)

Fleet Activity
+ Weekly Borrowings                     $ 15,030,000    $ 15,433,000    $ 18,200,000    $ 14,093,000    $ 62,756,000
- Weekly Paydown                         (14,831,351)    (16,431,299)    (14,352,023)    (15,308,442)    (60,923,115)
                                        ------------    ------------    ------------    ------------    ------------
                  Net Fleet Activity    $    198,649    $   (998,299)   $  3,847,977    $ (1,215,442)   $  1,832,885

                                        ------------    ------------    ------------    ------------    ------------
Cash Balance After Debt                 $    790,099    $    835,387    $    873,462    $    911,505    $    911,505
                                        ------------    ------------    ------------    ------------    ------------

Summary of Outstanding Debt
Beginning Revolver Balance (3)          $ 40,855,989    $ 41,204,638    $ 40,561,353    $ 44,959,480    $ 40,855,989
+/- Net Fleet Activity                       198,649        (998,299)      3,847,977      (1,215,442)      1,832,885
+/- Fleet Fees & Adjustments                    --             5,014             150         139,333         144,497
+/- Changes in LOCs                          150,000         350,000         550,000         400,000       1,450,000
                                        ------------    ------------    ------------    ------------    ------------
          Ending Revolver Balance (3)   $ 41,204,638    $ 40,561,353    $ 44,959,480    $ 44,283,371    $ 44,283,371



(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)
(3) Includes letters of credit of approximately $8.1 million

Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)

                                                                       4-Weeks Ended
                                                                        06/01/2002
                                                             ----------------------------------
Rollforward


Beginning Balance as of 05/05/02                                    $ 17,575,244

+ Sales on Account                                                  $ 14,410,720
- Collections/Adjustments                                            (16,215,696)
                                                               ------------------
             Net Change in Receivables                              $ (1,804,976)

Ending Receivables Balance                                          $ 15,770,268


Ending Balance Aging
                                                                    Balance        % of Total
                                                               ----------------------------------
0-30 Days                                                           $ 11,406,381           72.3%
31-60 Days                                                             2,424,202           15.4%
61-90 Days                                                             1,014,124            6.4%
Over 90 Days                                                             925,561            5.9%
                                                               ----------------------------------
                                 Total                              $ 15,770,268          100.0%




(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies




Phar-Mor Inc
Schedule C-Inventory Rollforward(1)


                                    Week Ended    05/11/2002       05/18/2002       05/25/2002       06/01/2002            Total
                                               ------------------------------------------------------------------   ----------------

Beginning Inventory                              $ 120,827,759    $ 119,988,912    $ 120,551,353    $ 121,244,368    $ 120,827,759

Add:      Purchases                                 12,470,998       13,100,657       13,275,267       11,222,230       50,069,152

Less:     Cost of Goods Sold                     $ (12,625,442)   $ (12,155,558)   $ (12,085,891)   $ (10,937,025)   $ (47,803,916)
          COGS Adj-Vendor Markdwn                     (501,266)        (183,200)        (208,221)        (170,411)      (1,063,098)
          COGS Adj-Dir Charge(add back)                (14,605)          17,595           28,063           71,920          102,973
          COGS-Other dist(not incl above)                 --               --               --               --               --
          Damages                                      (48,444)         (56,251)         (35,897)         (96,865)        (237,457)
          Returns to Vendor                           (120,088)        (160,802)        (128,126)         (76,404)        (485,420)
          Actual Shrinkage/Cycle Counts                   --               --           (152,180)              (1)        (152,181)
          Closed Store Inventory (2)                      --               --               --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
                              Total Deductions   $ (13,309,845)   $ (12,538,216)   $ (12,582,252)   $ (11,208,786)   $ (49,639,099)

Ending Inventory (3)                             $ 119,988,912    $ 120,551,353    $ 121,244,368    $ 121,257,812    $ 121,257,812

(1) Schedule includes inventory in the Distribution Center and in the stores
(2) Represents pharmacy and front-end inventory sold to third parties
(3) Ending inventory does not tie to financial statements. Difference relates to pre-closing adjustments made to inventory values prior to financial statement close



Phar-Mor, Inc
Schedule D-Accounts Payable Rollforward


                                                             4-Weeks Ended
                                                               06/01/2002
                                                   ----------------------------------
Rollforward


Beginning Balance as of 05/05/02 (1)                    $ 10,885,870

+ New Credit                                            $ 56,862,230
- Checks Cut                                             (53,150,744)
- Wires Issued                                            (3,489,897)
                                                   ------------------
                Net Change in Payables                     $ 221,589

Ending Payables Balance (2)                             $ 11,107,459


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                               $ 14,608,780          131.5%
31-60 Days                                                  (231,918)          -2.1%
61-90 Days                                                  (233,760)          -2.1%
Over 90 Days                                              (3,035,643)         -27.3%
                                                   ----------------------------------
                                 Total                  $ 11,107,459          100.0%

(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

Phar-Mor, Inc
Schedule E-Officer and Director Pay


                                05/11/2002   05/18/2002   05/25/2002   06/01/2002      Total
                                ----------   ----------   ----------   ----------   ----------

Non-Officer                     $1,355,706   $1,240,007   $1,365,218   $1,322,358   $5,283,289
Officers                            42,523      105,625       39,857       44,632      232,637
                                ----------   ----------   ----------   ----------   ----------

Total Payroll                   $1,398,229   $1,345,632   $1,405,075   $1,366,990   $5,515,926



Phar-Mor, Inc
Schedule F-Closed Bank Accounts





  Financial Institution   Entity            Account Name    Account Number       Date
      First Union         Pharmhouse Corp.  Phar-Mor #525    2000001096105    05/22/02
